                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      March 16, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 1.01

2004 Bonus Awards

           On March 14, 2005 the Compensation Committee of the Covansys Board of Directors awarded bonuses to Covansys employees for performance in 2004 including the executive officers noted below:

       Siva Velu                      EVP East Commercial Sector       $74,456
       Stephen Nicholas               SVP Mid-West Commercial Sector   $170,967

Item 1.01

2005 Bonus Plans

           On March 14, 2005 the Compensation Committee of the Covansys Board of Directors adopted bonus compensation plans for a broad section of the Company's employees, including named executive officers who are entitled to participate in such plans. The plans applicable to the named executive officers provide for 2005 bonus payments based on achievement of targets for fiscal 2005 related to revenue, gross profit, offshore revenue, contribution margin as well as discretionary factors. All bonus payments and plans remain subject to modification at any time by the Compensation Committee.

           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: March 16, 2005

                                                  By: /s/ Thomas E. Lindsey
                                                  Vice President, Controller and
                                                  Chief Accounting Officer